Exhibit 10.17(e)
Pages where confidential treatment has been requested are stamped:
“Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.”
All redacted material has been marked by the symbol: [***].
Exhibit 10.17(e)
Exhibits and Schedules to the Credit Card Program Agreement between The Bon-Ton
Stores, Inc. and HSBC Bank Nevada, N.A.

Schedule 2.1(b)
Competing Retail Programs
Sears
Federated
Kohl’s
Saks
Dillard’s
JC Penney
Gottschalk’s
Boscov’s

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.1(b)(i)
[***]

Schedule 2.2(a)
Operating Committee Members
1.	Bon-Ton Members

2.	Bank Members

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.3
Launch Activities and Program Launch Payment
Launch Activities
A	Bon-Ton agrees to perform as follows:

While it is the Bank’s intent to link up with Bon-Ton’s existing systems, to the extent reasonably necessary, Bon-Ton will develop software products for Bon-Ton’s authorization system and application system. For the purpose of clarity, Bank acknowledges that the software products of Bon-Ton and all Bon-Ton Confidential Information, as well as all related trade secrets, copyrights, patents, or other proprietary rights, are and shall remain the exclusive property of Bon-Ton and its Affiliates. Bank shall not acquire any right, title or interest in or to the software products of Bon-Ton.

B	Circuits. Bank and Bon-Ton agree to arrange for the installation of certain direct electronic data links (leased lines which are owned and maintained by Bank and/or its authorized agent’s system) and all communication’s equipment (which are owned and maintained by Bank and/or its authorized agent’s system) between Bank and Bon-Ton to provide the service described herein. Bon-Ton is responsible for making Bon-Ton’s system ready and available for the installation and use of the direct electronic data links. Bank is responsible for making Bank’s system ready and available for the installation and use of the direct electronic data links. The parties shall complete the installation of the direct electronic data link(s) on a mutually agreed upon schedule. Bank or its designated agent shall perform all services required to maintain the direct electronic data links. Bank shall provide diversified circuits for redundancy with two different companies. Bon-Ton shall provide access to and cooperate with Bank or its agent to permit the installation of direct electronic data links for the transmission and receipt of authorization requests and authorization responses for transactions.

C	Program Launch Payment. The Program Launch Payment means a one-time payment from Bank to Bon-Ton of [***]Dollars ($[***]).

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.4
Revenue Participation Payment
Bank shall pay to Bon-Ton, as of the Commencement Date, a Revenue Participation Payment in the amount of [***]% of [***] as an ongoing payment. Such Revenue Participation Payment shall be made on each Business Day during the Term no later than 5:00 p.m., New York City time, with regard to all credit sales volume data that is received by Bank by 7:00 a.m. New York City time, that day.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.5
Prepaid Program Payment
The Prepaid Program Payment means a one-time payment to Bon-Ton from Bank of [***] percent ([***]%) multiplied by the Total Receivables Purchased (“Total Receivables Purchased” is defined in the Purchase and Sale Agreement dated June 20, 2005 by and between Bank and Bon-Ton (the “Purchase Agreement”). Not later than three (3) Business Days after the Final Settlement Date, as defined in the Purchase Agreement, (i) if the Total Receivables Purchased as reflected on the Final Closing Statement (as defined in the Purchase Agreement) exceeds the estimated Total Receivable Purchased as reflected on the Preliminary Closing Statement (as defined in the Purchase Agreement), Bank shall pay to Bon-Ton an amount equal to [***] percent of such excess and (ii) if the Total Receivables Purchased as reflected on the Preliminary Closing Statement exceeds the Total Receivables Purchased as reflected on the Final Closing Statement, then Bon-Ton will pay to Bank an amount equal to [***] percent of such excess.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.6
Incentive Participation Payment
Bank shall pay to Bon-Ton an Incentive Participation Payment in the amount of [***]% of [***], to support Program initiatives. Such Incentive Participation Payment shall be made each Month, for the immediately preceding Month, no later than the fifth Business Day of the Month. As of the Effective Date, the Incentive Participation Payment is intended to assist Bon-Ton in defraying the cost of the employee “approved application incentive” and rewards related to the Program. Unless otherwise modified by the Operating Committee, Bon-Ton agrees to maintain and keep in place during the Term of this Agreement, its Store management account solicitation goals and objectives in effect prior to the Effective Date, which both awards Bon-Ton employees with compensation for generating an approved Cardholder application and sets application goals per employee based on number of hours worked.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(a)
Marketing Fund Contribution
Marketing Fund Contribution: The Marketing Fund Contribution will be [***] Dollars ($[***]), payable on the Commencement Date and on every yearly anniversary of the Commencement Date.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(d)
Program Re-Launch Economic Support
The Bank will provide [***] Dollars ($[***]) to support the re-launching of the Program.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(f)
Other Marketing Support
Bank will, in addition to the materials provided pursuant to Section 2.7, provide [***] Dollars ($[***]) per year towards additional marketing campaigns and programs as directed by the Operating Committee.

Schedule 2.7(g)
Periodic Program Reporting
The parties will develop a standard set of management reports as soon as practicable after the Effective Date using the existing Bon Ton reports as a starting point. The list provided below is a general representation of reports that will be provided to Bon Ton as part of this Agreement.

Report Type	Description	Frequency
Settlement	• Detailed accounting of daily settlement amounts providing a reconciliation of gross credit sales to net credit sales	Daily

Program Accounting	• Report of status of Promotional Credit Plans to monitor High and Low Collar thresholds	Monthly

• Report of all amounts due to/from Bon-Ton

Performance Database	• Reports monitoring relevant Program trends including new and existing account performance, credit sales penetration, store/region performance, vintage performance, etc.	Monthly

Applications and New Account Reports	• Application volume and approval rate trends including distributions by FICO score and “No Hit” populations	Weekly

• Campaign-level reporting as required

• New Account data (for Bon-Ton marketing)

Marketing Effectiveness Reports
•   Metrics monitoring the productivity of marketing investments including the use of Promotional Credit Plans, account acquisition incentives (initial purchase discounts, SPIFs), and the rewards program
Monthly

Service Level Reports	• Reporting on service levels provided in Schedule 5.14 and others as agreed upon including time series measurements	Monthly

Chargeback Reports	• Report monitoring chargeback trends and the chargeback queue depicting unresolved chargebacks by age and dollar amount	Weekly

Cardholder Data and Analytical Information	• Data attributes (e.g., new movers, change of address information, demographic data) from Bank’s internal databases that could enhance Bon-Ton’s marketing efforts	Quarterly

Market Basket Reports	• Cardholder transaction data including product code, SKU number, and sales amount	Monthly

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.8
Program Services Compensation
Bank will pay to Bon-Ton, by the 15th day of each Month, as compensation for services rendered with respect to the Program, an amount equal to [***] ($[***]) times the number of in-store payments on Accounts received by Bon-Ton and either forwarded to Bank or netted in daily settlements during the preceding Month.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.11
Sales, Gross Receipts, and Privilege Tax Refunds, Deductions, and Credits
[***]

Schedule 2.12
Debt Cancellation
I.	Offering of Debt Cancellation. Bank shall offer a debt cancellation product (“Debt Cancellation”) to Cardholders, which may be made available through the paper Card applications available at Bon-Ton’s point of sale (“POS”) and through other channels in the states agreed upon by the parties in accordance with the following terms.
II.	Rights and Obligations of Bon-Ton.
(a)	Enrollment. For POS applications, Bon-Ton shall obtain the signature or initials of Cardholders on Debt Cancellation enrollment forms for those Cardholders who wish to enroll and transmit such Debt Cancellation enrollments to Bank for processing.

(b)	Cardholder Inquiries. Bon-Ton shall refer all inquiries concerning Debt Cancellation to Bank on a timely basis.

(c)	Cancellations and Claims. If any Cardholders direct cancellation or claim-related requests or inquiries to Bon-Ton, Bon-Ton shall forward any such requests or inquiries to Bank on a timely basis.
III.	Rights and Obligations of Bank.
(a)	Debt Cancellation Forms. Bank shall develop and print all required Debt Cancellation forms, including the contractual terms and conditions (“Debt Cancellation Terms and Conditions”). Bank may, from time to time at its discretion, revise these forms or the information provided to Bon-Ton, and may require Bon-Ton to destroy and replace existing forms, including existing Card application forms if the enrollment forms are attached to or referenced in those forms.

(b)	Fees. Bank shall establish the applicable fees for all Debt Cancellation.

(c)	Claims. Bank shall process all claims submitted for Debt Cancellation (“Claims”), and shall maintain the following records of such Claims:

(i)	Notification of Claim

(ii)	Proof of loss

(iii)	Correspondence.

Bank shall be responsible for the administration, investigation, and verification of Claims in accordance with the Debt Cancellation Terms and Conditions.

(d)	Servicing. Bank may enter into a servicing arrangement with any of its affiliates, whereby such affiliates, on Bank’s behalf, will perform the duties and obligations of Bank hereunder.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
IV.	Administrative Expense Allowance.
(a)	POS. Within fifteen (15) days after the end of each Month, Bank shall pay to Bon-Ton an administrative expense allowance of [***]% of the amount of Debt Cancellation fees billed during that period less any refunds of Debt Cancellation fees credited to Cardholder’s Accounts during that period (“Net Written Fees”) generated from POS business during that Month.

(b)	Telesales. Within fifteen (15) days after the end of each Month, Bank shall pay to Bon-Ton an administrative expense allowance of [***]% of Net Written Fees generated during that Month from telesales.

(c)	Other Marketing Channels. Within fifteen (15) days after the end of each Month, Bank shall pay to Bon-Ton an administrative expense allowance of [***]% of Net Written Fees generated during that Month from all marketing channels other than POS and telesales, including but not limited to, billing statement inserts, card carriers and bangtails.

Schedule 4.1
Cardholder Agreement Terms and Conditions
(a) Annual Percentage Rate. The APR to be charged on purchases with the Card shall be variable based on the Prime Rate plus 16.2% for the Standard APR, or on the Prime Rate plus 20.2% for the Default APR. The Standard APR shall not exceed the maximum interest rate allowable by Applicable Law, and shall be subject to change from time to time by Bank upon notice to Bon-Ton. The Standard APR shall not be lower than 21.9%.
(b) Cardholders or applicants will not be charged any application fees, annual membership or other periodic fees for the Card, or any other activity or inactivity fees.
(c) Cardholders will be charged fees for late or missed payments according to the following Table 4.1(c):
Table 4.1(c)

Account Balance	Late fee assessed
$99.99 or less	$15.00
$100.00 to $1,000.00	$29.00
$1,000.01 or greater	$35.00
(d) Grace Period. Cardholders will have a grace period of 23 days before interest is charged or billed to an Account in accordance with this Agreement and in accordance with the Cardholder Agreement.
(e) Late Fee Assessment Date. Cardholders will be assessed a late fee if the payment is not received by the payment due date.
(f) Minimum Payment. According to Applicable Law, the Cardholder’s minimum monthly payment will be the amount of finance charges, fees, and the greater of $10 or 1% of the balance.
(g) Other Fees. Cardholders will not be charged an overlimit fee but will be charged $29.00 for every returned check.
(h) Minimum Finance Charge. The Cardholder’s minimum finance charge will be $1.00.
(i) Late Fee Waiver Policy. Bank agrees to implement a Late Fee Waiver Policy as set forth in Schedule 4.1(h).
Both parties desire to maintain Cardholder terms and conditions that are within market ranges of other similar retail private label credit card programs. Any changes to the Cardholder Terms and Conditions established in this Schedule 4.1 shall be approved by the Operating Committee per Section 2.2 unless the specific change is required by Applicable Law, in which case such change shall be within the sole discretion of Bank. The parties agree to implement the initial Cardholder

Agreement Terms and Conditions pursuant to Schedule 4.1 by September 1, 2005 or by the earliest date thereafter subject to Applicable Law.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 4.1(h)
Late Fee Waiver Policy
(a) For the first [***] days following the effective date of the change in the late fee grace period from five (5) days to zero (0) days, as included in the Initial Cardholder Terms and Conditions (“the Late Fee Grace Period Change”), Bank, or Bon-Ton as interim servicer shall employ a modified Late Fee Waiver Policy with respect to Cardholders who request a reversal of a late fee billed to an Account. During this [***] day waiver period, Bank agrees to waive, for each Cardholder, a maximum of [***] consecutive late fees if requested by the Cardholder. Bank and Bon-Ton will mutually agree on the scripting Bon-Ton would like Bank to utilize during this [***]-day transition period. To the extent a Cardholder did not request a late fee waiver during the initial [***]-day transition period following the effective date of the Late Fee Grace Period Change, Bank agrees to waive during the following [***] day period for each [***] (“[***]”) a maximum of [***] late fees if requested by the Cardholder, and for each other [***], [***] late fee if requested by the Cardholder.
In addition, Bank shall waive, or allow Bon-Ton as interim servicer to waive, for the first [***] (“the Late Fee Waiver Period”) following the effective date of the Late Fee Grace Period Change, the [***] late fee assessed to [***] where a minimum payment was received from such [***] during the Late Fee Grace Period Change but where such waiver was not requested from the Cardholder, and for all such Cardholders Bank, or Bon-Ton as interim servicer, will include a statement message relating thereto, on the billing statement that would reflect such late fee and the waiver thereof (“[***]”).
(b) Following the end of the Late Fee Waiver Period and during each subsequent twelve (12) month period, Bank, or Bon-Ton as interim servicer, shall waive: (i) for each [***], [***] late fees if requested by such Cardholder; and, (ii) for any other [***], [***] late fee if requested by such Cardholder.
(c) Following the end of the Late Fee Waiver Period, Bank, or Bon-Ton as interim servicer, agrees to continue Bon-Ton’s historical late fee waiver run rate [***] with due consideration to effects of changes in the Cardholder terms and conditions.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 5.14
Service Level Standards
[***]
The above Service Level Standards will be tracked for timeliness and accuracy within Bank’s existing and generally accepted Six Sigma framework.
(a) With at least 30 days notice, HSBC will offer extended hours of operations to support Bon-Ton’s special promotional events and seasonality requirements such as early store openings and late store closures during holiday seasons.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 5.14
Service Level Standards (cont)
[***]
(b) Mail Rate means the calendar day that the envelope has been stuffed and is ready for mailing with the United States Postal Service (“USPS”). In the event that the USPS is closed on that calendar day, envelopes will be dropped off for mailing on the next calendar day the USPS is open for business.
(c) If Bank fails to meet any Service Level Standards in any one Month, promptly (but no later than thirty days after the end of that Month) Bank shall send Bon-Ton a report detailing the reason(s) for such failure and a corrective action plan with respect to the failure. Bank shall send Bon-Ton a second report, no later than 60 days following the date on which the corrective action plan was implemented with the results of said plan. Should Bank fail again on any of the same Service Level Standards within 180 days after the report detailing the corrective action plan was sent to Bon-Ton, Bank shall pay to Bon-Ton a penalty in the amount of $[***] for each Service Level Standard that was failed. Bank’s liability and obligations under this section shall only apply to failed Service Level Standards that are caused solely by Bank.

Exhibits and Schedules to First Amendment to the Credit Card Program
Agreement between The Bon-Ton Stores, Inc. and HSBC Bank Nevada, N.A. dated
March 5, 2006
Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.1 (b)(i)
[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.4
Revenue Participation Payment
Bank shall pay to Bon-Ton, as of the Commencement Date, a Revenue Participation Payment in the amount of [***]% of [***] with respect to all Accounts other than NDSG Accounts as an ongoing payment. Such Revenue Participation Payment shall be made on each Business Day during the Term no later than 5:00 p.m., Eastern Standard Time, with regard to all credit sales volume data that are received by Bank by 7:00 a.m., Eastern Standard Time, that day.
Bank shall pay to Bon-Ton, as of the Amendment Effective Time, an NDSG Revenue Participation Payment in the amount of [***]% of NDSG [***] as an ongoing payment. Such NDSG Revenue Participation Payment shall be made on each Business Day during the Term no later than 5:00 p.m., Eastern Standard Time, with regard to all credit sales volume data that are received by Bank by 7:00 a.m., Eastern Standard Time, that day.
If the NDSG Portfolio is not transitioned (and such changes have not taken effect) by August 1, 2006 from the Current NDSG T&Cs to the Substantive Aspects of the Modified T&Cs outlined in Schedule 4.2 (“Substantive Modified Transition Failure”) and the reason for the Substantive Modified Transition Failure is not caused by Bank, Bank shall be entitled to reduce the NDSG Revenue Participation Payment from [***]% to [***]% as of August 1, 2006 until such time as the NDSG Portfolio is transitioned to the Substantive Aspects of the Modified T&Cs; provided, however, that in any circumstance, Bank shall resume the full [***]% Revenue Participation Payment by November 1, 2006. For purposes of this Agreement, the phrase “Substantive Aspects” means changes to the annual percentage rates, fees, late fee tiers, grace periods, late fee grace periods, and minimum finance charges.
[***]
Beginning with the first Business Day following the date on which the NDSG Portfolio cardholder terms and conditions are further modified, and have taken effect, to match the Bon-Ton Elder Beerman terms and conditions, as referenced on Schedule 4.2, the NDSG Revenue Participation Payment shall be [***]% of NDSG [***] as an ongoing payment. Such NDSG Revenue Participation Payment shall be made on each Business Day during the Term no later than 5:00 p.m., Eastern Standard Time, with regard to all NDSG-related credit sales volume data that are received by Bank by 7:00 a.m., Eastern Standard Time, that day.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.5.1
The NDSG-related Prepaid Program Fee is $[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.6
Incentive Participation Payment
Bank shall pay to Bon-Ton an Incentive Participation Payment in the amount of [***]% of [***] (including, without limitation, NDSG [***]), to support Program initiatives. Such Incentive Participation Payment shall be made each Month, for the immediately preceding Month, no later than the fifth Business Day of the Month. As of the Effective Date, the Incentive Participation Payment is intended to assist Bon-Ton in defraying the cost of the employee “approved application incentive” and rewards related to the Program. Unless otherwise modified by the Operating Committee, Bon-Ton agrees to maintain and keep in place during the Term of this Agreement, its Store management account solicitation goals and objectives in effect prior to the Effective Date, which both awards Bon-Ton employees with compensation for generating an approved Cardholder application and sets application goals per employee based on number of hours worked.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(a)
Marketing Fund Contribution
Marketing Fund Contribution: The Marketing Fund Contribution for the first Program Year was [***] Dollars ($[***]), paid to Bon-Ton on the Commencement Date. The Marketing Fund Contribution for the second Program Year and for every Program Year thereafter, payable on the first and every yearly anniversary of the Commencement Date will be [***] Dollars ($[***]).

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(f)
Other Marketing Support
Bank will, in addition to the materials provided pursuant to Section 2.7, provide [***] Dollars ($[***]) per year towards additional marketing campaigns and programs as directed by the Operating Committee; provided, that subsequent to the Amendment Effective Time, such additional marketing support contribution shall be increased to $[***].

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.8
Program Services Compensation
Bank will pay to Bon-Ton, by the 15th day of each Month, as compensation for services rendered with respect to the Program, an amount equal to [***] ($[***]) times the number of in-store payments on Accounts (including, without limitation, NDSG Accounts) received by Bon-Ton and its Affiliates (including, without limitation, NDSG) and either forwarded to Bank or netted in daily settlements during the preceding Month.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 4.2
NDSG Cardholder Agreement Terms and Conditions
     The NDSG Portfolio will be transitioned from the Current NDSG cardholder terms and conditions (“Current NDSG T&Cs”) to the Modified T&Cs outlined in the following table. The Substantive Aspects of the Modified T&Cs will be effective no later than the date that the NDSG Portfolio is converted to the HSBC systems from Saks’ systems:

Bon-Ton/
Term/Condition	Current NDSG T&Cs	Modified T&Cs	ElderBeerman T&Cs

Standard APR	21.6% Fixed	Variable: Prime plus 16.2%, minimum 21.9%	Variable: Prime plus 16.2%, minimum 21.9%

Annual/Application/Membership Fee	$ 0	$ 0	$ 0

Late Fees	$5.00 if balance < 49.99 $19.00 if balance $50.00 - $149.99 $24.00 if balance $150.00-$299.99 $29.00 if balance > $300.00	$15.00 if balance <$100 $29.00 if balance is $100-$1,000 $35.00 if balance > $1,000	$15.00 if balance <$100 $29.00 if balance is $100-$1,000 $35.00 if balance >$1,000

Late Fee Assessment Date	11 days (10 disclosed plus one)	5 days (from the due date)	No grace days past payment due date

Minimum Payment	OCC min payment	OCC min payment	OCC min payment

Minimum Finance Charge	$ 0.50	$ 1.00	$ 1.00

Grace Period	30/31 days depending on the month	25 days	23 days

Return Check Fee	$ 25	$ 29	$ 29

Late Fee Waiver Policy	None	As set forth below	To be determined by the parties
     Bon-Ton shall have the right, but not the obligation, to require that HSBC change the NDSG Portfolio Cardholder terms and conditions to the Bon-Ton/Elder-Beerman terms and conditions set forth in the table above and, if Bon-Ton exercises such right to do so, the NDSG Revenue Participation Payment shall be as set forth on Schedule 2.4, as amended herein.
     The costs of notice to Cardholders for the Modified T&Cs shall be borne by Bank. The costs of notice to Cardholders for the Bon-Ton/Elder-Beerman T&Cs shall be mutually agreed on by the parties.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
NDSG Portfolio Late Fee Waiver Policy
     For the first [***] days following the effective date of the change in the late fee grace period from eleven (11) days to five (5) days, as included in the Modified T&Cs (the “NDSG Late Fee Grace Period Change”), Bank shall employ a modified NDSG Late Fee Waiver Policy with respect to NDSG Cardholders who request a reversal of a late fee billed to an Account. During this [***]-day waiver period, Bank agrees to waive, for each NDSG Cardholder, a maximum of [***] consecutive late fees if requested by the NDSG Cardholder. Bank and Bon-Ton will mutually agree on the scripting Bon-Ton would like Bank to utilize during this [***]-day transition period. To the extent an NDSG Cardholder did not request a late fee waiver during the initial [***]-day transition period following the effective date of the NDSG Late Fee Grace Period Change, Bank agrees to waive during the following [***]-day period for each NDSG Cardholder, one late fee if requested by the NDSG Cardholder.
     Following the end of the NDSG Late Fee Waiver Period, Bank agrees to continue Bon-Ton’s historical late fee waiver run rate ([***]) with due consideration to effects of changes in the Cardholder terms and conditions.

Exhibits and Schedules to Second Amendment to the Credit Card Program
Agreement between The Bon-Ton Stores, Inc. and HSBC Bank Nevada, N.A. dated
December 15, 2006
Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 3
     1. The parties agree that during the period of time beginning with the Amendment Effective Date and ending at 11 :59 p.m. on February 28, 2007, the Revenue Participation Payment associated with the Parisian Accounts will be [***]% of [***] associated with the Parisian Accounts.
     2. The parties agree that beginning on March 1, 2007, the Revenue Participation Payment associated with the Parisian Accounts will be [***]% of [***] associated with the Parisian Accounts.
     3. Immediately following the execution of this Second Amendment, Bon-Ton shall transmit to HSBC, via the wire instructions below, a one-time payment of $[***].
[***]

Exhibits and Schedules to Third Amendment to the Credit Card Program
Agreement between The Bon-Ton Stores, Inc. and HSBC Bank Nevada, N.A. dated
August 4, 2009
Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.4
Revenue Participation Payment
Beginning on the Third Amendment Effective Date, Bank shall pay to Bon-Ton as an ongoing payment a Revenue Participation Payment in the amount of [***] of [***] not related to Promotional Credit Plans (which includes Promotional Credit Plan Card Sales that are related to mail, telephone and Internet orders) with respect to all Accounts other than NDSG Accounts and Parisian Accounts, and [***] of both NDSG [***] and Parisian [***] not related to Promotional Credit Plans (which includes Promotional Credit Plan Card Sales that are related to mail, telephone and Internet orders). Such Revenue Participation Payment shall be made on each Business Day during the Term no later than 5:00 p.m., New York City time, with regard to all credit sales volume data that are received by Bank by 7:00 a.m., New York City time, that day.
[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.7(a)
Marketing Fund Contribution
Marketing Fund Contribution:
•	For each Program Year that begins after the Third Amendment Effective Date, Bank shall make a total Marketing Fund Contribution of $[***].

•	In the event that the entire amount of the Marketing Fund Contribution is not spent within a Program Year and Bon-Ton made proposals for Program related marketing to the Operating Committee that would have spent the entire amount of the unused portion of the Marketing Fund Contribution, then Bank will pay Bon-Ton that difference within 14 days of the end of the Program Year.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 2.17
(a) Bon-Ton agrees to share certain losses associated with the Program in accordance with the provisions of this Schedule 2.17.
(b) For purposes of this Schedule 2.17, the following definitions apply:
•	“Gross Charge-Off” means, for any period, the aggregate amounts charged off during such period, including fees and finance charges, in accordance with Bank’s guidelines in effect throughout 2008, copies of which have been delivered to Bon-Ton, such guidelines to be applied in a manner consistent with their application for the year ending December 31, 2008, or Applicable Law (but only to the extent that changes to the guidelines are required by Applicable Law).

•	“Net Charge-Off” means, for any period, Gross Charge-Off less Recoveries.

•	“Recoveries” mean, for previously charged off Accounts, all monies collected either through sale or through further payment by customer, net of fees paid to collection agencies or attorneys to collect these funds, as well as sales tax recoveries, net of consultant or attorney fees supporting the collection of these recoveries, in accordance with Bank’s guidelines in 2008, copies of which have been delivered to Bon-Ton, such guidelines to be applied in a manner consistent with their application in 2008, or Applicable Law (but only to the extent that changes to the guidelines are required by Applicable Law), or consistent with changes made to the guidelines for Bon-Ton and a majority of active, non-secured private label credit card portfolios (as of the execution of this Third Amendment, Bank owns approximately [***] of such portfolios) in an effort to reduce the total amount of Net Charge-Off.

•	“Net Charge-Off Percentage” means, for any calendar year, Net Charge-Off divided by the twelve (12) month daily average Cardholder Indebtedness.

•	“Annual Net Charge-Off” means, for any year, the total Net Charge-Off for any particular calendar year.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
•	“Annual Baseline Net Charge-Off” means, for any year, the product of Net Charge-Off Percentage for calendar year 2008 multiplied by the twelve (12) month daily average Cardholder Indebtedness for that calendar year.

•	“Loss Cap” means, for any full calendar year, $[***], and for any partial calendar year, $[***] multiplied by the quotient of the number of completed months during such partial year that this Third Amendment was effective divided by 12.

•	“First Quarter Baseline Net Charge-Off” means the total amount of Net Charge-Offs from January 1, 2008 through March 31, 2008.

•	“Annual First Quarter Net Charge-Off” means, for any calendar year, the total amount of Net Charge-Offs from January 1 through March 31 of that year.

•	“Second Quarter Baseline Net Charge-Off” means the total amount of Net Charge-Offs from January 1, 2008 through June 30, 2008.

•	“Annual Second Quarter Net-Charge-Off” means, for any calendar year, the total amount of Net Charge-Offs from January 1 through June 30 of that year.

•	“Third Quarter Baseline Net Charge-Off” means the total amount of Net Charge-Offs from January 1, 2008 through September 30, 2008.

•	“Annual Third Quarter Net Charge-Off” means, for any calendar year, the total amount of Net Charge-Offs from January 1 through September 30 of that year.

•	“Payment Notice” means the notice delivered from Bank to Bon-Ton that calculates any amounts due and owing from either Bank or Bon-Ton under this Schedule 2.17. An executive officer of Bank must certify that the Payment Notice (i) has been prepared based upon the books and records of Bank in accordance with the terms of this Schedule 2.17, including use of Bank’s guidelines for categorizing Gross Charge-Off in effect throughout 2008, except as modified by Applicable Law, and Bank’s guidelines for Recoveries in effect in 2008, unless modified by Applicable Law, or by changes made to the guidelines for Bon-Ton and a majority of active, non-secured private label credit card portfolios (as of the

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execution of the Third Amendment, Bank owns approximately [***] of such portfolios) in an effort to reduce Net Charge-Off, and (ii) accurately reflects the Net Charge-Off for the period stated.

•	“Active, Existing Cardholders” means named Cardholders on Accounts that have had statement activity within the prior [***] months.

•	“Segment” means any of the [***] point segments of Active, Existing Cardholders with FICO scores between [***] as set forth below in the definition of “Trigger”, and Active, Existing Cardholders with FICO scores of [***] or above, with the FICO score based on the score at the beginning of the observation period.

•	“Observation Period” means any 12 month observation period.

•	“Segment Delinquent Indebtedness” means the 12 month average of the amount of Cardholder Indebtedness for a Segment during an Observation Period for those customers that are at least 30 days past due, excluding charge-offs.

•	“Segment Indebtedness” means the 12 month average of the total amount of Cardholder Indebtedness for a Segment during an Observation Period.

•	“[***] Delinquent Indebtedness” means the 12 month average of the amount of Cardholder Indebtedness for the entire population of Active, Existing Cardholders with FICO scores of [***] or greater during an Observation Period for those customers that are at least 30 days past due, excluding charge-offs.

•	“[***] Indebtedness” means the 12 month average of the total amount of Cardholder Indebtedness for the entire population of Active, Existing Cardholders with FICO scores of [***] or greater during an Observation Period.

•	“Population Delinquent Indebtedness” means, for any Segment, the 12 month average of the amount of Cardholder Indebtedness with respect to that Segment identified by a Rule during an Observation Period for those customers that are at least 30 days past due, excluding charge-offs.

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•	“Population Indebtedness” means, for any Segment, the 12 month average of the total amount of Cardholder Indebtedness with respect to that Segment identified by a Rule during an Observation Period.

•	“Rule” means any rule that is statistically correlated to delinquency and/or charge off performance in at least three other retail portfolios and for which Bank is currently using or will use within three months of the date of implementation of any such rule. For example, debt-to-income ratio greater than [***]% could constitute a Rule even if the degree of correlation is different between Bon-Ton and the other retail portfolios. Prior to the implementation of a rule, Bank shall have one of its senior Risk officers certify that the rule being proposed for Bon-Ton and the other retail portfolios is statistically correlated to delinquency and/or charge off performance and Bank shall provide Bon-Ton with detail as to such statistical correlation for Bon-Ton.

•	“Trigger” means the following for each Segment:

FICO Score Range	Trigger
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(c) Beginning on the Third Amendment Effective Date, in any calendar year during the term of the Agreement that the Annual Net Charge-Off exceeds the Annual Baseline Net Charge-Off, Bon-Ton agrees to pay to Bank, in the manner contemplated by paragraphs (e)-(i) of this Schedule 2.17, an amount equal to [***]% of such excess amount; provided, however, that in no event shall Bon-Ton’s payment obligations pursuant to this Schedule 2.17 with respect to any calendar year exceed the Loss Cap.
(d) Bon-Ton may exercise its rights under Section 13.10 of the Agreement to examine Bank’s calculation of any amount due under this Schedule 2.17. Each of Bon-Ton and Bank shall pay the other party any undisputed amounts owed in connection with the applicable Payment

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Notice within 14 Business Days of receipt of a Payment Notice prepared and delivered in accordance with the provisions of this Schedule 2.17. If there is a dispute as to any amount due, the matter shall be resolved as provided in paragraph (j) of this Schedule 2.17; provided, however, that Bon-Ton shall pay all undisputed amounts within the 14 Business Day period set forth above. Failure to pay any undisputed amounts within the specified time period shall be deemed a material breach of Bon-Ton’s obligations under the Agreement.
(e) Bank will have its internal auditor certify that the Net Charge-Off Percentage for calendar year 2008, the First Quarter Baseline Net Charge-Off, the Second Quarter Baseline Net Charge-Off and the Third Quarter Baseline Net Charge-Off are accurate and were prepared based upon the books and records of Bank in accordance with the terms of this Schedule 2.17, including use of those of Bank’s guidelines in effect throughout 2008 which guidelines did not change during 2008.
(f) After the first quarter of every calendar year from and after the Third Amendment Effective Date, Bank shall calculate the Annual First Quarter Net Charge-Off. If the Annual First Quarter Net Charge-Off exceeds the First Quarter Baseline Net Charge-Off, Bon-Ton shall pay Bank [***]% of that excess, not to exceed the Loss Cap. For instance, if the Annual First Quarter Net Charge-Off was $[***] and the First Quarter Baseline Net Charge-Off was $[***], then Bon-Ton shall pay Bank $[***] (($[***]) x ([***]) = $[***]).
(g) After the second quarter of every calendar year, Bank shall calculate the Annual Second Quarter Net Charge-Off. Bank shall then subtract the Second Quarter Baseline Net Charge-Off from the Annual Second Quarter Charge-Off.
•	If that number is [***], Bank shall refund to Bon-Ton all monies, if any, pursuant to subsection (f) above for that calendar year. For instance, if in a given year (i) Bon-Ton paid Bank $[***] pursuant to subsection (f) above; (ii) the Second Quarter Baseline Net Charge-Off was $[***]; and (iii) the Annual Second Quarter Net Charge Off was less than or equal to $[***], under this subsection (g) Bank would refund to Bon-Ton the $ [***] Bon-Ton had paid under subsection (f).

•	If, however, the subtraction described above results in [***], Bank will subtract the amount paid by Bon-Ton under subsection (f) from [***]% of the difference calculated as described above. If the number is [***], Bon-Ton shall pay that amount to Bank, up to the Loss Cap. If the amount is [***], Bank shall refund that

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amount to Bon-Ton. For instance, if in a given year (i) Bon-Ton paid Bank $ [***] pursuant to subsection (f) above; (ii) the Second Quarter Baseline Net Charge-Off was $[***]; and (iii) the Annual Second Quarter Net Charge Off was $[***], under this subsection (g) Bon-Ton would owe Bank $[***] (($[***]) x [***] — $[***] = $[***]). Similarly, if in the foregoing example the Second Quarter Net Charge-Off was $[***], Bank shall pay Bon-Ton $[***] (($[***]) x [***] — $[***] = -$[***]).
(h) After the third quarter of every calendar year, Bank shall calculate the Annual Third Quarter Net Charge-Off. Bank shall then subtract the Third Quarter Baseline Net Charge-Off from the Third Quarter Charge-Off.
•	If that number is [***], Bank shall refund to Bon-Ton the net amount, if any, of monies paid by Bon-Ton under subsections (f) and (g) less any monies refunded by Bank under subsection (g) above for that calendar year. For instance, if in a given year (i) Bon-Ton paid Bank $[***] pursuant to subsection (f) above; (ii) Bank refunded $[***] to Bon-Ton under subsection (g) above; (ii) the Third Quarter Baseline Net Charge-Off was $[***]; and (iii) the Annual Third Quarter Net Charge Off was less than or equal to $[***], under this subsection (h) Bank shall pay to Bon-Ton $[***].

•	If, however, the subtraction described above results in [***], Bank will subtract the amount paid by Bon-Ton under subsection (f) and (g) from [***]% of the difference calculated as described above. If the number is [***], Bon-Ton shall pay that amount to Bank, up to the Loss Cap. If the amount is [***], Bank shall refund that amount to Bon-Ton. For instance, if in a given year (i) Bon-Ton paid a net of $[***] to Bank pursuant to subsections (f) and (g) above; (ii) the Third Quarter Baseline Net Charge-Off was $[***]; and (iii) the Annual Third Quarter Net Charge Off was $[***], under this subsection (h) Bon-Ton would owe Bank $[***] (($[***]) x [***] — $[***] = $[***]). Similarly, if in the foregoing example the Third Quarter Net Charge-Off was $[***], Bank would refund to Bon-Ton $[***] (($[***]) x [***] — $[***] = -$[***]).
(i) For any calendar year in which the Annual Net Charge-Off exceeds the Annual Baseline Net Charge-Off, Bon-Ton shall pay to Bank [***]% of such excess, less the net payments applicable to such calendar year theretofore paid by Bon-Ton pursuant to paragraph (d) above; provided, however, that in no event shall the payments by Bon-Ton

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pursuant to this Schedule 2.17 exceed the Loss Cap for any calendar year. For any calendar year in which the amount paid by Bon-Ton to Bank pursuant to this Schedule 2.17 for all calendar quarters in the calendar year (less the net payments applicable to such calendar year paid by Bank to Bon-Ton pursuant to this Schedule 2.17) exceeds [***]% of the amount, if any, by which the Annual Net Charge-Off exceeds the Annual Baseline Net Charge-Off, Bank shall refund to Bon-Ton such excess. Bank shall have its internal auditor certify that the calculation of Annual Net Charge-Off under this paragraph (i) is accurate and was prepared based upon the books and records of the Bank in accordance with the terms of this Schedule 2.17
(j) In the event of a dispute relating to any Payment Notice, such dispute shall be presented to the Operating Committee. If the Operating Committee fails to agree on a resolution to the disputed matter within 10 Business Days, then executive officers of Bon-Ton and Bank with decision making authority, who are not members of the Operating Committee, shall in good faith attempt to resolve the dispute or difference. If after 10 Business Days such dispute or difference remains unresolved, either Bon-Ton or Bank shall have the right to declare a deadlock. A deadlock with respect to any Payment Notice shall be deemed not to be a matter addressed by either Section 2.2(g) or Section 2.2(h) and therefore shall not be within the ultimate decision-making authority of either Bank or Bon-Ton.
(k) New proposals for credit line decreases, closures and changes in authorization criteria for Active, Existing Cardholders with FICO scores of below [***] or an invalid FICO score shall be decided in accordance with Section 2.2 of the Agreement. Subject to the exceptions provided for in subsections (m) and (n) below, new proposals for credit line decreases, closures and changes in authorization criteria for Active, Existing Cardholders with FICO scores of [***] or above must be approved by both Bon-Ton and Bank at the Operating Committee. A deadlock with respect to any such credit line decrease for Active, Existing Cardholders with FICO scores of [***] or above shall be deemed not to be a matter addressed by either Section 2.2(g) or Section 2.2(h) and therefore shall not be within the ultimate decision-making authority of either Bank or Bon-Ton. For purposes of subsections (k), (m) and (n), “new” means any policy or criteria not approved and/or currently in effect as of the execution of this Third Amendment.
(l) At each quarterly Operating Committee meeting, and within 45 days of any change in projection of more than [***]%, Bank shall provide to Bon-Ton on a rolling basis a projection of Net Charge-Offs for the next four calendar quarters by type (delinquency/aging, bankruptcy, legal, deceased, etc.).
(m) Notwithstanding anything contained in subsection (k) above, new proposals for credit line decreases, closures and changes in authorization

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criteria shall be decided in accordance with Section 2.2 of the Agreement if (i) for any Segment during any Observation Period the Segment Delinquent Indebtedness divided by Segment Indebtedness meets or exceeds the respective Trigger, and (ii) the [***]+ Delinquent Indebtedness divided by the [redacted]+ Indebtedness meets or exceeds [***]%. In conjunction with any proposal to the Operating Committee under this subsection (m), Bank shall propose an option for additional [***] loss sharing to Bon-Ton based on projections for incremental losses for the remainder of the Initial Term, subject to the condition that the failure by Bon-Ton to pay undisputed amounts under this option within 14 business day shall constitute a material breach of the Agreement.
(n) Notwithstanding anything contained in subsections (k) and (m) above and only if this Third Amendment is not terminated in accordance with Section 20 hereof, new proposals for credit line decreases, closures and/or changes in authorization criteria shall be decided in accordance with Section 2.2 of the Agreement for a Segment if, with respect to any portion of a Segment identified by a Rule in any Observation Period, the Population Delinquent Indebtedness divided by Population Indebtedness meets or exceeds the Trigger for that Segment.
•	With respect to actions taken on populations under this subsection (n), Bank agrees that Accounts subject to a credit line decrease, closure and/or change in authorization criteria as set forth in this subsection (n): (i) will not be eligible for another change for at least [***] and (ii) will be excluded from the calculation of Population Delinquent Indebtedness and Population Indebtedness for at least 6 months.

•	In the event that Bank institutes credit line decreases under this subsection (n), Bank shall not reduce credit lines to less than $[***].

•	For purposes of this subsection (n), the above calculations shall take place no more frequently than on a monthly basis.

•	Bank agrees that with respect to any credit line decreases, closures or changes in authorization criteria instituted under this subsection (n) that, as of the date any such action is taken, it will not have implemented credit line decreases, closures or changes in authorization, on a cumulative basis, on more than the [***]% of the then current number of Accounts in the Segment.
(o) [***]

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Schedule 2.18
Beginning with the Third Amendment Effective Date, Bank assumes that at least [***]% of [***] in any calendar year will relate to Promotional Credit Plans. If during any calendar year, beginning with 2009, less than [***]% of [***] for that calendar year relate to Promotional Credit Plans, Bon-Ton shall pay Bank within 14 Business Days of receiving an invoice therefor an amount equal to the product of the amount of the percentage shortfall multiplied by [***]% multiplied by the [***] for that year. For instance, if [***].

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Schedule 3
Paragraph 2 of Schedule 3 to the Agreement is amended to read in its entirety as follows: The parties agree that beginning on March 1, 2007 until the Third Amendment Effective Date, the Revenue Participation Payment associated with the Parisian Accounts will be [***]% of [***] associated with the Parisian Accounts.

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Schedule 3-20
As a condition to the effectiveness of the Opt Out Right set forth in Section 20 of the Third Amendment, the party giving the Opt Out Notice must make a one-time payment of $[***] (the “Opt Out Payment”) to the other party within one business day of providing the Opt Out Notice. Failure to make the Opt Out Payment shall render the Opt Out Notice void, and the Opt Out Right may only be exercised upon delivery of a new Opt Out Notice. In the event a party exercises its Opt Out Right, (i) Bank shall not be required to return to Bon-Ton any monies received from Bon-Ton under the Third Amendment, and (ii) Bon-Ton shall not be required to return to Bank any monies received from Bank under the Third Amendment. In addition, exercise of the Opt Out Right shall not affect any rights which accrued prior to the Opt Out Effective Date. For example, if the Opt Out Effective Date is July 1, 2010, then (1) Net Credit Sales on Promotional Credit Plans will be excluded from calculation of the Revenue Participation Payment through June 30, 2010, and (2) the parties shall be required to calculate and pay, to Bank or Bon-Ton as appropriate, the amount required by Schedule 2.17 for the Second Quarter of 2010, even if the calculation of the amount owed thereunder takes place after July 1, 2010. With respect to Sections 2.7(a) and 2.7(f) of the Agreement and Schedules 2.1(b)(1), 2.7(a) and 2.7(f) of the Agreement, the parties agree that (i) such provisions will revert to the provisions that existed prior to the execution of the Third Amendment at the commencement of the next full Program Year, and (ii) the Marketing Fund Contribution shall be increased by $[***] for each month remaining in the then current Program Year.
The parties agree to pro-rate any amounts due under Schedule 2.17 as follows: (a) if the Opt Out Effective Date is prior to the 16th day of any month the Opt Out Effective Date shall be deemed to have been the first day of such month, and if the Opt Out Effective Date is on or after the 16th day of any month, the Opt Out Effective Date shall be deemed to have been the first day of the following month; (b) if necessary, Bank shall calculate a revised Baseline Net Charge-Off in accordance with the principles set forth in Schedule 2.17 of the Agreement for the period in 2008 from January 1 to the deemed Opt Out Effective Date established in accordance with clause (a) above; and (c) the parties shall calculate amounts due under Schedule 2.17 by determining the Annual Net Charge-Off for such period and comparing it to the Baseline Net Charge-Off for such period resulting from clause (b) above. For example:
•	If the Opt Out Effective Date is July 15, 2010, then any amounts due under Schedule 2.17 would be calculated using only the Second Quarter information, and neither Bank nor Bon-Ton would owe the other any payment as a result of any calculation with respect to the Third Quarter.

•	If the Opt Out Effective Date is June 15, 2010, then (i) Bank shall calculate a revised Baseline Net Charge-Off for the Second Quarter based solely upon information from January 1 through May 31, 2008, and (ii) the parties shall determine any amount due under Schedule 2.17 based on the actual Annual Net Charge-Off from January 1 through May 31, 2010 and the revised Baseline Net Charge-Off calculated by Bank.

•	If the Opt Out Effective Date is July 16, 2010, then (i) Bank shall calculate a revised Baseline Net Charge Off for the Third Quarter based solely upon information from January 1 through July 31, 2008, and (ii) the parties shall determine any amount due under Schedule 2.17 based on the actual Annual Net Charge-Off from January 1 through July 31, 2010 and the revised Baseline Net Charge-Off calculated by Bank.

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Schedule 4.1(h)
Late Fee Waiver Policy
Beginning with the Third Amendment Effective Date, Bank shall waive for any Cardholder [***] late fee during a rolling twelve (12) month period if requested by the Cardholder. For example, if a Cardholder receives a late fee waiver [***], Bank will not be required to grant a late fee waiver request from that Cardholder [***]. Bank shall provide data to Bon-Ton with respect to late fee complaints, late fee waiver requests and late fee waivers as Bon-Ton may reasonably request from time to time.

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